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                                                                    EXHIBIT 23.5

                        Independent Auditors' Consent

The Board of Directors
Stratosphere Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                               /s/ KPMG Peat Marwick LLP

Las Vegas, Nevada
December 8, 1997